UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GENERAL STEEL HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GENERAL STEEL HOLDINGS, INC.
Kuntai International Mansion Building, Suite 2315
Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District,
Beijing, China 100020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of General Steel Holdings, Inc. (the “Company”) will be held at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020, on June 21, 2010 at 10:00 a.m., Beijing time, for the following purposes:

1.	To elect the nine members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2011 and until their successors are elected and qualified.

2.	To ratify the appointment of Frazer Frost LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

3.	To approve and ratify the amendment to our 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 to 2,000,000 shares.

4.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 26, 2010 as the record date for determining the stockholders having the right to vote at the meeting or any adjournment thereof. A list of such stockholders will be available for inspection by any stockholder during ordinary business hours at our principal place of business at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020 for the ten day period preceding the Annual Meeting. The stockholder list also will be available for inspection by any stockholder at the time and place of the Annual Meeting.

The accompanying Proxy Statement (the “Proxy Statement”) and our Annual Report to Stockholders for the fiscal year ended December 31, 2009 (the “2009 Annual Report”) are available at http://www.shareholdervote.info.  On or about May 7, 2010, we are mailing the Notice of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to our shareholders of record as of the record date.  The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders, including how to access our Proxy Statement and 2009 Annual Report and how to vote online.  In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the Proxy Statement and 2009 Annual Report to Stockholders, if you received only a Notice of Internet Availability of Proxy Materials this year.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, vote your shares. You can vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail and prefer to mail your Proxy Card, please complete, sign, date and return the enclosed Proxy Card in the accompanying pre-addressed envelope, which does not require additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting, we would appreciate you notifying Jing Ou-Yang, our Investor Relations Manager, by telephone at +86-10-5879 7346 or by email at jing.ouyang@gshi-steel.com by June 14, 2010 to assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

By:	/s/ John Chen
John Chen
Secretary
Beijing, China
April 28, 2010

GENERAL STEEL HOLDINGS, INC.
Kuntai International Mansion Building, Suite 2315
Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District,
Beijing, China 100020

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

June 21, 2010

VOTING INFORMATION

Purpose

The enclosed proxy is solicited by the Board of Directors of General Steel Holdings, Inc. (the “Company,” “we,” “us” or “our”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 21, 2010 at 10:00 a.m., Beijing time, and at any adjournment thereof.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters presented at the Annual Meeting. This Proxy Statement contains information on matters to be voted upon at the Annual Meeting or any adjournment of that meeting.

Internet Availability of Proxy Materials

As permitted by the federal securities laws, we are making this Proxy Statement (the “Proxy Statement”) and the 2009 Annual Report to Stockholders (the “2009 Annual Report”) available to our stockholders primarily via the Internet instead of mailing printed copies of these materials to each stockholder.  On or about May 7, 2010, we are mailing our stockholders of record as of April 26, 2010 (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which we refer to in this Proxy Statement as the “Notice of Internet Availability.” The Notice of Internet Availability contains instructions on how to access our proxy materials, including the Proxy Statement and 2009 Annual Report. The Proxy Statement and our 2009 Annual Report are available at http://www.shareholdervote.info. The Notice of Internet Availability contains instructions for our stockholders, including how to access our Proxy Statement and 2009 Annual Report and how to vote online.

If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials by mail unless you request printed materials. If you wish to receive printed proxy materials, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

If you receive more than one Notice of Internet Availability, it means that your shares are registered differently and are held in more than one account. To ensure that all of your shares are voted, please either vote each account over the Internet or complete and return by mail all Proxy Cards which are attached at the end of the proxy (the “Proxy Cards”).

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on June 21, 2010 at 10:00 a.m., Beijing time, at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	to elect the nine members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2011 and until their successors are elected and qualified;

2.	to ratify the appointment of Frazer Frost LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010;

3.	to approve and ratify the amendment to our 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 to 2,000,000; and

4.	to consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Stockholders also will be asked to transact any other business that may be properly brought before the Annual Meeting or any adjournments or postponements of the Annual Meeting. At this time, our Board of Directors, or Board, is unaware of any matters, other than the proposals set forth above, that may properly come before the Annual Meeting.

Voting Rights

Only stockholders of record at the close of business on April 26, 2010, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting or at any adjournment thereof. As of the close of business on April 26, 2010, the Company had outstanding and entitled to vote (i) 51,855,695 shares of common stock, $0.001 par value (“Common Stock”), and (ii) 3,092,889 shares of Series A Preferred Stock (“Preferred Stock” and together with the Common Stock, “Voting Stock”).  In deciding all matters that come before the Annual Meeting, (i) each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders of the Company, and (ii) Victory New Holdings, Ltd, the holder of all outstanding shares of Preferred Stock is entitled to vote 30% of the voting power attributable to the Voting Stock, or the equivalent of 22,223,869 votes.  Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

Quorum and Voting Requirements

The presence at the Annual Meeting, in person or by proxy, of the holders of Common Stock and Preferred Stock holding in the aggregate a majority of the voting power of the Voting Stock shall constitute a quorum for the transaction of business. A majority of the votes attributable to the Voting Stock will elect directors to office. A majority of the votes properly cast by the stockholders attending the Annual Meeting, in person or by proxy, will approve all other proposals submitted to a stockholder vote.

Abstentions and Broker Non-Votes

Under the rules of the New York Stock Exchange (“NYSE”), if you hold shares through a broker, your broker is permitted to vote your shares on routine matters in its discretion even if the broker does not receive instructions from you.  An example of such a routine matter is the proposal to ratify the appointment of an independent registered public accounting firm. The election of directors and approval of an amendment to an equity incentive plan, however, are not considered to be routine matters for this purpose. Therefore, you are strongly encouraged to vote.

The presence, in person or by proxy, of the holders of a majority of the Voting Stock at the meeting is necessary to constitute a quorum with respect to that matter.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  Neither abstentions nor broker “non-votes” will be considered votes properly cast favoring or opposing a matter. Accordingly, because the approval of each of the proposals is based on the votes properly cast and favoring or opposing a matter, neither abstentions nor broker “non-votes” will have any effect upon the outcome of voting with respect to any of the proposals.

With regard to the election of directors, votes may be cast for all nominees or withheld from all nominees or any particular nominee. Votes withheld in connection with the election of one or more directors will not be counted as votes cast for such individuals. Those nominees receiving the nine highest numbers of votes at the meeting will be elected, provided that such votes constitute a majority of the votes entitled to vote on the election of directors.  With regard to the ratification of the appointment of the Company’s independent registered public accounting firm and the approval of the amendment to our 2008 Equity Incentive Plan, votes may be cast for or against such proposal or you may abstain from voting on that proposal.

We do not expect any matters other than those set forth in the accompanying Notice of Annual Meeting of Stockholders to be presented at the meeting.  If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies properly executed and received will be voted with respect to such matter in accordance with the judgment of the persons named as proxies.

How You Can Vote

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability mailed to you or your household.  If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability, you can also vote by completing, dating, and signing the Proxy Card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.

You may also vote in person at the Annual Meeting.  If you plan to attend the Annual Meeting, please notify Jing Ou-Yang, our Investor Relations Manager, by telephone at +86-10-5879 7346 or by email at jing.ouyang@gshi-steel.com by June 14, 2010 to assist us with meeting preparations.  If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability and any other information forwarded to you by such holder of record to obtain a valid proxy.  You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted “FOR ALL NOMINEES” listed in Proposal One, and “FOR” Proposals Two and Three.  In addition, if other matters come before the Annual Meeting, the persons named in the accompanying Proxy Card will vote in accordance with their best judgment with respect to such matters.

Revocation of Proxy

Even if you submit a proxy, you may revoke and change your vote. You may revoke your proxy by submitting a new proxy over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability. You also may revoke your proxy by mail by requesting that a Proxy Card be mailed to you, executing a subsequently dated Proxy Card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States.  You also may revoke your proxy by your attendance and voting in person at the Annual Meeting.  Mere attendance at the meeting will not revoke a proxy.  We will vote the shares in accordance with the directions given in the last proxy submitted in a timely manner before the Annual Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company.  The officers and employees of the Company may solicit proxies personally or by mail, telephone, facsimile, or electronic mail and will receive no extra compensation for such activities.  The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Availability of Certain Documents

Our Code of Ethics and Business Conduct, Corporate Governance Guidelines and the charters for the Audit, Compensation, and Governance and Nominating Committees of the Company’s Board of Directors are posted on the Company’s website at www.gshi-steel.com.  This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

“Householding” of Proxy Materials

The regulations regarding the delivery of proxy materials permit the Company and brokerage firms to send only one copy of the Company’s Notice of Internet Availability, Proxy Statement and/or 2009 Annual Report to multiple stockholders who share the same address under certain circumstances.  Stockholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke such consent previously provided to a broker, that stockholder must contact the broker to revoke the consent.  If, at any time, a stockholder wishes to receive separate copies of the Company’s proxy materials, the stockholder should contact Jing Ou-Yang, our Investor Relations Manager, by telephone at +86-10-5879 7346, by email at jing.ouyang@gshi-steel.com or by mail at General Steel Holdings, Inc., Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing 100020.  Stockholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Stockholders holding shares through a broker can request a single copy by contacting the broker.

BOARD OF DIRECTORS

Board Independence

Our Common Stock is listed on the New York Stock Exchange, or “NYSE.” Under NYSE rules, the Board of Directors is required to affirmatively determine that each “independent” director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. Our Board has determined that the following directors are “independent” as required by NYSE listing standards: John Wong, Qinghai Du, Zhongkui Cao, Chris Wang and James Hu.  Additionally, all members of our Audit Committee are “independent” as defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees and Meetings of the Board of Directors

Our business is managed under the direction of the Board of Directors, which meets during the year to review significant developments affecting us and acts upon matters requiring its approval. The Board of Directors met one time during the fiscal year ended December 31, 2009. During that time, each of the incumbent directors attended at least 75% of the aggregate number of meetings held by the Board of Directors and by each of the committees on which such director served from the commencement of such director’s service on the Board.  The Board acted by written consent thirty (30) times during the fiscal year ended December 31, 2009.

It is our policy to encourage all directors to attend the Annual Meeting.  All of our directors attended our 2009 Annual Meeting of Stockholders.

Our Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Governance and Nominating Committee. A brief description of the composition and functions of each committee follows.

Compensation Committee

Our Compensation Committee consists of John Wong, James Hu and Chris Wang.  Mr. Wong is the Chairman of the Compensation Committee. Each member of our Compensation Committee is “independent” within the meaning of the NYSE listing standards. The Compensation Committee met once during the fiscal year ended December 31, 2009.

The Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and other compensation levels for individual executives, including our Chief Executive Officer. The Compensation Committee makes these recommendations to our Board of Directors which, in turn, provides final approval on individual compensation matters for our executives. The Compensation Committee has the authority to retain any advisors, counsel and consultants as the members deem necessary in order to carry out these functions. The Compensation Committee also administers the compensation programs for our employees, including executive officers, reviews and approves all awards granted under these programs, reviews the Compensation Discussion and Analysis section of this Proxy Statement and approves the accompanying Compensation Committee Report. For more information on the Compensation Committee, see “Compensation Discussion and Analysis.”

Audit Committee

Our Audit Committee consists of John Wong, James Hu, and Chris Wang.  Mr. Hu is the Chairman of the Audit Committee. Each member of our Audit Committee is “independent” within the meaning of the NYSE listing standards.  The Audit Committee held four meetings during the fiscal year ended December 31, 2009.

The primary responsibilities of the Audit Committee are to review the results of the annual audit and to discuss the financial statements, including the independent auditors’ judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Additionally, the Audit Committee meets with our independent auditors to review the interim financial statements prior to the filing of our Quarterly Reports on Form 10-Q, recommends independent auditors to our Board of Directors to be retained by us, oversees the independence of the independent auditors, evaluates the independent auditors’ performance, receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls, including our system to monitor and manage business risks and legal and ethical compliance programs, audit and non-audit services provided to us by our independent auditors, and considers conflicts of interest involving executive officers or board members. Our Board of Directors has determined that Mr. Hu is an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).   The Board of Directors has adopted a written charter for the Audit Committee which may be accessed and reviewed through the Company’s website: http://www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Chris Wang, James Hu and John Wong. Mr. Wang serves as the Chairman of the Governance and Nominating Committee.  All of the members of the Governance and Nominating Committee are considered “independent” within the meaning of the NYSE listing standards. The Governance and Nominating Committee held one meeting during the fiscal year ended December 31, 2009.

The Governance and Nominating Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices for the Company in light of corporate governance guidelines set forth by the NYSE and other regulatory entities, as applicable. The Governance and Nominating Committee considers director candidates who are suggested by directors, management, stockholders and search firms hired to identify and evaluate qualified candidates. From time to time, the Governance and Nominating Committee may recommend highly qualified candidates who it believes will enhance the strength, independence and effectiveness of the Company’s Board of Directors. Additionally, the Governance and Nominating Committee annually reviews the size of our Board of Directors.  The  Governance and Nominating Committee does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Governance and Nominating Committee considers when identifying candidates and making its recommendations to the Board.

The Governance and Nominating Committee considers nominees for the Board recommended by stockholders if such recommendations are submitted in writing to our Secretary, John Chen, at Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020.  At this time, no additional specific procedures to propose a candidate for consideration by the Governance and Nominating Committee or minimum criteria for consideration of a proposed candidate for nomination to the Board of Directors have been adopted as the Company believes that the procedures currently in place will continue to serve the needs of the Board and stockholders.

Risk-Management Oversight

Risk is inherent in any business and our management is responsible for the day-to-day management of risks that we face.  The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and to seek assurances that it is implemented properly by management.

The Board believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. Relevant members of senior management, as necessary, attend the Board’s annual meeting, and, as necessary, Board committee meetings, in order to address any questions or concerns raised by the Board on risk management-related and other matters.  At meetings, the Board of Directors may receive presentations from senior management on business operations, financial results and strategic matters, including an assessment of the sensitivity of the various financial, operational and strategic risks faced by the Company, and discusses strategies, key challenges, risks and opportunities.

The Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and succession planning for executives. The Governance and Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization and structure, code of conduct, conflict of interest policies and corporate governance, and in overseeing the membership and independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about those risks and committee activities through committee reports.

Board Leadership Structure

Our Chief Executive Officer, Zuosheng Yu, also serves as the Chairman of the Board of Directors. The Board of Directors believes that this leadership structure is appropriate because Mr. Yu founded General Steel Holdings, Inc. and has the most comprehensive institutional knowledge of any member of the Board of Directors and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters.  Mr. Yu’s combined role also provides decisive leadership, ensures clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, employees, and investors.  John Wong, our lead independent director, serves as a liaison between the Chairman and independent directors, consults with the Chairman and Chief Executive Officer regarding information sent to directors, reviews meeting agendas and schedules and may call meetings of independent directors.

Each of the directors other than Mr. Yu, Mr. Chen, Mr. Warner and Mr. Zhang are independent and our Board believes that the independent directors provide effective oversight of management.  Moreover, in addition to feedback provided during the course of Board meetings, the independent directors provide the Chairman with regular input regarding agenda items for Board and committee meetings and coordinate with the Chairman regarding information to be provided to the independent directors in performing their duties. Our Board believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure.

Our Board periodically evaluates whether the leadership structure of our Board of Directors continues to be optimal for the Company and our stockholders. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate in our current circumstances, the Board has the flexibility to modify the Board leadership structure in the future if it determines that to be appropriate.

Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence to our Secretary, John Chen at Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020. Such correspondence should prominently display the fact that it is a stockholder-director communication and indicate whether the correspondence should be forwarded to the entire Board of Directors or to particular directors.

EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board of Directors and serve for one year terms or until their death, resignation, removal or renewal by the Board of Directors. The following table sets forth the name, age and position for each of our executive officers. The biographies for our executive officers are provided below under “Proposal One: Election of Directors.”

Name	Age	Position
Zuosheng Yu	45	Chief Executive Officer and Chairman of the Board of Directors

John Chen	38	Chief Financial Officer, Secretary and Director

CODE OF ETHICS AND BUSINESS CONDUCT, AND CORPORATE GOVERNANCE GUIDELINES

Our Code of Ethics and Business Conduct and Corporate Governance Guidelines provides information to guide employees so that their business conduct is consistent with our ethical standards and improves the understanding of our ethical standards among customers, suppliers and others outside the Company.  Our Code of Ethics and Business Conduct and Corporate Governance Guidelines are available on our website at www.gshi-steel.com. This website address is not intended to function as a hyperlink, and the information contained in our website is not intended to be a part of this filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 26, 2010, as to shares of Common Stock and Preferred Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of Common Stock and Preferred Stock, (ii) each of the Company's current named executive officers, (iii) each of the Company's current directors and (iv) all the Company's current directors and named executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o General Steel Holdings, Inc., Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficial Ownership of Class (1)		Percentage of Voting Power

Common Stock
Directors and Named Executive Officers		Common Stock	Series A Preferred Stock
Zuosheng Yu (2) Chief Executive Officer and Chairman of the Board of Directors	7,168,900	13.8%		9.7%
John Chen Chief Financial Officer, Secretary and Director	30,000	*		*
Ross Warner Director	109,800	*		*
Danli Zhang Director	75,000	*		*
John Wong Director	25,000	*		*
James Hu Director	10,000	*		*
Chris Wang Director	22,500	*		*
Qinghai Du Director	5,000	*		*
Zhongkui Cao Director	5,000	*		*
Executive Officers and Directors as a group	7,451,200	14.4%		10.1%
5% Owners
Golden Eight Investments Limited (2)	14,000,000	27.0%		18.9%

Series A Preferred Stock
Victory New Holdings Limited (3)	3,092,899		100%	30.0%

* less than 1%

(1) Percentages based on 51,855,695 shares of Common Stock and 3,092,899 shares of Preferred Stock outstanding as of April 26, 2010.

(2) Mr. Yu is the beneficial owner of 7,128,900 shares of Common Stock held in his name and 14,000,000 shares of Common Stock held in the name of Golden Eight Investments Limited (“Golden Eight”).  Mr. Yu is the sole director of Golden Eight.  Golden Eight is wholly owned by The GSI Family Trust U/A/D 01/21/10 (the “Trust”).  Mr. Yu has sole power of revocation over the Trust and is the sole member of the Investment Committee of the Trust. As such, Mr. Yu has voting and investment control directly over the securities held by the Trust and indirectly over the securities held by Golden Eight. Mr. Yu also has voting and investment control over 3,092,899 shares of Series A Preferred Stock held in the name of Victory New Holdings Limited, a British Virgin Islands registered company, which, while outstanding, have a voting power equal to 30% of the combined voting power of the Company’s Common Stock and Preferred Stock.

(3) Victory New Holdings Limited, a British Virgin Islands registered company (“Victory New”), is controlled by the Company’s Chairman and Chief Executive Officer, Zuosheng Yu.  Victory New holds 3,092,899 shares of the Company’s Series A Preferred Stock which, while outstanding, have a voting power equal to 30% of the combined voting power of the Company’s Common Stock and Preferred Stock.

COMPENSATION DISCUSSION AND ANALYSIS

References in this Proxy Statement to “named executive officers” refer to our Chief Executive Officer (principal executive officer),  Zuosheng Yu, and Chief Financial Officer (principal financial officer), John Chen.

Compensation Philosophy and Overview of Executive Compensation

Our executive compensation philosophy is to attract, retain, and motivate the most talented and dedicated executives possible consistent with achieving outstanding business performance and shareholder value at a reasonable cost.

There is very strong competition for senior management among Chinese companies listed on a U.S. stock exchange.  We compete against companies that are much larger and have greater financial resources with which to attract and retain managers. We understand that our executive compensation may be less than that at other Chinese companies listed on U.S. stock exchanges and at other publicly traded U.S. companies. We do not try to compete with other companies for senior management on the basis of compensation alone. Instead, we seek to attract and retain qualified candidates who embrace our vision, realize our long-term potential and are motivated by being pioneers in the field of State Owned Enterprise (SOE) privatization.

We spend a great deal of time and effort communicating our vision to prospective employees. It is important that our employees are committed to our vision and understand our commitment to growth. Our Chief Executive Officer plays an integral role in conveying this vision on an ongoing basis to all our employees. Our corporate culture is that of an entrepreneurial company characterized by high trust, loyalty and personal sacrifice.  We believe that we provide proper incentives to our senior management to promote the growth of our Company by granting fully-vested unregistered shares of our Common Stock.  Such stock awards align the interests of our senior management with those of our stockholders.

We have been successful in recruiting and retaining senior management using our compensation vision and philosophy described above. Since 2004, when our Common Stock became publicly traded in the U.S., no members of our senior management team have resigned  except for one manager that resigned in 2009 for personal reasons. We view this as a validation of our compensation level and our corporate culture.

The Compensation Committee Process

For 2009, the salary amounts for our named executive officers were determined through individual negotiations: our Chief Financial Officer negotiated his salary with our Chief Executive Officer, and our Chief Executive Officer negotiated his salary with our Compensation Committee. The amount of salary and sizes of equity awards were determined by our Compensation Committee taking into consideration customary factors such as general economics of the marketplace as well as our financial position and performance.  The Compensation Committee has final authority on decisions relating to compensation for all of the members of senior management, including our Chief Executive Officer and Chief Financial Officer.

Management’s Role in the Compensation-Setting Process

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

•	evaluating employee performance;

•	preparing information for Compensation Committee meetings; and

•	providing background information regarding our strategic objectives.

From time to time, the Compensation Committee invites members of management, including Mr. Yu, our Chief Executive Officer, and Mr. Chen, our Chief Financial Officer, to attend all or a portion of its meetings. Typically, Mr. Yu reviews the performance of senior management and makes recommendations on compensation levels. Mr. Chen assists the committee in discussions of employee performance and advising on accounting and tax matters. Both Mr. Yu and Mr. Chen provide background and context for and answers to  any questions that the Compensation Committee may have.

Compensation Elements

At this stage in our growth, we compensate our named executive officers and members of senior management through salary and grants of fully-vested shares of our Common Stock. The salaries of our named executive officers are paid in full, in Renminbi, in monthly installments.  In 2009, we granted fully-vested unregistered shares of our Common Stock to our named executive officers, senior management and directors on a quarterly basis in an effort to further align their interests with those of our stockholders.  We utilize a quarterly based grant system, as opposed to annual or semi-annual grants, in an attempt to ensure that such alignment of interests is maintained throughout the fiscal year.  The grants were awarded under our 2008 Equity Incentive Plan.  We do not currently provide a bonus program, severance benefit program, retirement plan, or change in control benefits program.  In addition, in Fiscal 2009, we did not provide any perquisites for which the aggregate amount is over $10,000 per person.

In determining ranges for these salaries and stock award amounts, we followed the principle that we are a developing company pursuing a goal to rapidly become a much larger company. As such, at this stage of development, we believe it is in our stockholders’ best interest for us to utilize lower salary thresholds and enhanced long term incentive stock grants to ensure we can reinvest as much profit as possible back into the Company.  However, we also feel that notwithstanding the lower salaries, our named executive officers are provided incentives sufficient to ensure that they remain motivated to grow the Company and build stockholder value through a combination of their non-compensatory stock holdings and the possibility of higher compensation in the future.

Compensation Benchmarking

As part of establishing the total compensation package for executive officers, the Compensation Committee reviews compensation packages for comparable positions at comparable companies and also takes into account the general economics of the marketplace as well as our financial position and performance. In the past, the Compensation Committee has also historically engaged an independent consulting firm to assist with assessing and establishing the compensation packages.

During Fiscal 2008, the Compensation Committee engaged Towers Perrin (now known as Towers Watson) to assist with establishing executive officer compensation for Fiscal 2009.  This assessment included review and recommendations pertaining to our compensation philosophy, the appropriate peer group and peer group comparisons, as well as salary, bonus, long- term and other compensation and incentives.  As part of this assessment, Towers Perrin prepared and presented a report to the Compensation Committee summarizing the competitive data and comparisons of our executive officers to the comparable competitive market data utilizing publicly available data from the comparable companies and broad survey data (reflecting companies of similar size in our industry). The peer companies utilized in the report included those listed below.

Castle (A M) & Co.	China Oriental Group Co., Ltd.

Delong Holdings, Ltd.	Haynes International, Inc.

Metalico, Inc.	Universal Stainless & Alloy Products, Inc.

The report revealed the following with respect to Fiscal 2007 compensation, as compared to the benchmarking and other data prepared and reviewed at the end of Fiscal 2008:

(i) the Chief Executive Officer’s base salary was 83% below the 50th percentile and his total compensation was 54% below the 50th percentile; and

(ii) the Chief Financial Officer was paid base salary at approximately the 86% below the 50th percentile and his total compensation was 58% below the 50th percentile.

Similar to the process conducted in establishing executive compensation for Fiscal 2009, as part of establishing the total compensation package for executive officers in future periods, the Compensation Committee expects to review compensation packages for comparable positions at comparable companies and take into account the general economics of the marketplace as well as our financial position and performance while keeping in mind that we do not try to compete with other companies for senior management on the basis of compensation alone. Instead, we seek to attract and retain qualified candidates who embrace our vision, realize our long-term potential and are motivated by being pioneers in the field of State Owned Enterprise (SOE) privatization.

The Compensation Committee may also continue to engage an independent consulting firm to assist with assessing and establishing the compensation packages.  Such independent consulting firm would typically recommend a list of comparable companies for executive officer compensation comparisons primarily based on industry, financial profile and stage of development.  Once the peer companies are selected, we will compare our compensation to our peer companies on the basis of those as well as other relevant factors.  Any such comparable companies, including those used for Fiscal 2009 compensation as set forth above, will be reviewed periodically and may change depending on changes in the marketplace, acquisitions, divestitures and business focus of ours or comparable companies.

Employment Agreements

We have not entered into employment agreements with our named executive officers.

Severance Arrangements

We do not have any severance agreements or other arrangements with our named executive officers.

Change of Control Arrangements

We do not have any change of control agreements or other arrangements with our named executive officers.

No Policies Regarding Equity Ownership and Hedging

We do not have any equity or other security ownership requirements or guidelines that specify applicable amounts or forms of ownership. We do not have any policies regarding hedging the economic risk of equity ownership.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

General Steel Holdings, Inc. Compensation Committee

John Wong, Chairman
James Hu
Chris Wang

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The table below sets forth all compensation awarded to, earned by or paid to our Chief Executive Officer and Chief Financial Officer for the fiscal years indicated. No other executive officers received more than $100,000 in total compensation.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)	Total ($)(1)
Zuosheng Yu,	2009	116,871	—	237,200	354,071
Chief Executive Officer	2008	86,490	—	276,100	362,590
	2007	79,002	—	81,600	160,602

John Chen,	2009	52,787	—	72,400	125,187
Chief Financial Officer	2008	41,515	138,050	—	179,565
	2007	23,701	—	81,600	105,301

(1)	The amounts shown were paid in RMB and were translated into U.S. dollars at the rate of $0.14663 per RMB for 2009, $0.14415 per RMB for 2008 and $0.13167 per RMB for 2007.

The following table sets forth information concerning grants of plan-based awards to our named executive officers in 2009.

Grants of Plan-Based Awards

Name	Grant Date	Number of Shares of Stock	Grant Date Fair Value of Stock Awards ($)(1)
Zuosheng Yu	3/09/09	20,000	37,000
	4/07/09	20,000	55,400
	9/02/09	20,000	72,400
	11/02/09	20,000	72,400
John Chen	9/02/09	10,000	36,200
	11/02/09	10,000	36,200

(1)	The amounts shown represent the aggregate grant date fair value of all stock awards granted in the year indicated, as computed in accordance with FASB ASC Topic 718.

Director Compensation

The table below sets forth information regarding compensation earned by directors, other than our Chief Executive Officer and Chief Financial Officer, as compensation for their service to the Company during the year ended December 31, 2009.

Name	Stock Awards ($)(1)		Total ($)(1)
Ross Warner	$118,600	(2)	$118,600
John Wong	29,650		29,650
Qinghai Du	5,930		5,930
Zhongkui Cao	5,930		5,930
Chris Wang	29,650		29,650
Danli Zhang	118,600	(2)	118,600
James Hu	25,025		25,025

(1)	The amounts shown represent the aggregate grant date fair value of all stock awards granted in the year indicated, as computed in accordance with FASB ASC Topic 718.

(2)	Ross Warner and Danli Zhang are employees of the Company in addition to directors.

Currently, we do not pay annual fees to our directors. During fiscal year 2009, we granted fully-vested unregistered shares of restricted Common Stock to our directors on a quarterly basis. We determined these amounts based on level of involvement, responsibility and length of service.

Compensation Risk Assessment

In 2010, management reviewed our compensation policies and practices to determine whether any risks arising from our compensation policies and practices for employees are reasonably likely to have a material adverse effect on us. This review and our findings were discussed with the Compensation Committee. We believe that our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2009, the members of the Compensation Committee were James Hu, John Wong and Chris Wang.  In fiscal 2009, no member of the Compensation Committee was an officer or employee of the Company or any of our subsidiaries.

EQUITY INCENTIVE PLAN INFORMATION

The following table provides information as of December 31, 2009, about compensation plans under which shares of our common stock may be issued to employees, consultants or non-employee directors of our board of directors upon exercise of options, warrants or rights.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Plans approved by stockholders	0	$0	158,450
Plans not approved by stockholders	0	0	0
Total		$

(1)
We grant fully vested shares of our common stock to employees under our 2008 Equity Incentive Plan.  Our stock grants are not restricted and therefore there are no securities to be issued upon exercise of outstanding options, warrants and rights.

(2)	Represents the number of securities remaining available for issuance under our 2008 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Parties

The Company subleased a portion of its land use rights to Tianjin Jing Qiu Steel Market Company, a related party under common control. The Company’s Chairman, CEO and majority shareholder, Zuosheng Yu (aka Henry Yu), is the chairman and the largest shareholder of Jing Qiu Steel Market Company. The lease term is one year and is renewed annually. The income generated from the rental amounted to the following for the year-ended:

	2009	2008	2007
	in thousands
Rental Income	$1,780	$1,737	$1,588

Tianjin Dazhan Industry Co., Ltd. (“Dazhan”) and Tianjin Hengying Trading Co., Ltd. (“Hengying”) are steel trading companies controlled by the Company’s Chairman, CEO and majority shareholder, Zuosheng Yu. Dazhan and Hengying acted as trading agents of the Company to make purchases and sales for the Company.  The purchase and sales from the aforementioned related parties amounted to the following for the year-ended:

Through Hengying & Dazhan	2009	2008	2007
	(in thousands)
Purchase from Hengying and Dazhan	$45,296	$76,434	$92,584
Sales to Hengying and Dazhan	$2,334	$33,413	$32,743

All transactions with related parties are short-term in nature. Settlements for the balances are usually in cash. The following charts summarize the related party transactions as of December 31, 2009 and December 31, 2008.

Accounts Receivable — Related Parties

As of December 31, 2009 and December 31, 2008, the Company had a receivable balance of $0 and $0 respectively.

All transactions with related parties are short-term in nature. Settlements for the balances are usually in cash. The following charts summarize the related party transactions as of December 31, 2009 and December 31, 2008.

a.           Other receivables - related parties:

Name of related parties	Relationship	December 31,2009	December 31,2008
		(in thousands)	(in thousands)
Beijing Wendlar	Common control under CEO	$	$376
Shanxi Longmen Steel Group	General Steel’s joint venture partner	19,226	-
Mao Ming Sheng Zhe	Common control under CEO	3,021	-
Tianjin Dazhan Industry Co, Ltd	Common control under CEO	10,268	-
Tianjin Jin Qiu Steel Market	Common control under CEO	147	147
Tianjing General Steel Management Service Co., Ltd	Common control under CEO	8	-

Total		$32,670	$523

b.	Advances on inventory purchases – related parties:

Name of related parties	Relationship	December 31, 2009	December 31, 2008
		(in thousands)	(in thousands)
Li Yuan Xi Mei	Longmen JV’s subsidiary	$	$502
Tianjin Jin Qiu Steel Market	Common control under CEO	2,995	-
Baogang Jianan	noncontrolling shareholders of one subsidiary	-	1,873

Total		$2,995	$2,375

c.	Accounts payable due to related parties:

Name of related parties	Relationship	December 31, 2009	December 31, 2008
		(in thousands)	(in thousands)
Tianjin Dazhan Industry Co., Ltd	Common control under CEO	$17,256	$10,630
Tianjin Hengying Trading Co., Ltd	Common control under CEO	6,047	-
Henan Xinmi Kanghua	Longmen JV’s subsidiary’s joint venture partner	960	1,501
Zhengzhou Shenglong	Longmen JV’s subsidiary’s joint venture partner	91	-
Baotou Shengda Steel Pipe	Common control under CEO	-	1,558
ShanXi Fangxin	Longmen JV’s subsidiary’s joint venture partner	373	1,451
Baogang Jianan	Noncontrolling shareholders of one subsidiary	38	187
Jingma Jiaohua	Longmen JV’s subsidiary (unconsolidated)	1,360	-
Huashan metallurgy	Longmen JV’s subsidiary	601	-
Beijing Daishang Trading Co., Ltd	Noncontrolling shareholder of one subsidiary of Longmen Joint Venture	1,315	-
Shanxi Hongguang Steel Logistics	Owned by noncontrolling shareholder of one subsidiary	329	-
Shanxi Longmen Steel Group Xian Steel	Longmen JV’s subsidiary (unconsolidated)	14,905	-
Shanxi Xian International Yulong Hotel	Owned by noncontrolling shareholder of one subsidiary	76	-
Tianjin Tongyong Qiugang Pipe	Common control under CEO	4,800	-

Total		$48,151	$15,327

d.	Short-term loans due to related parties:

Name of related parties	Relationship	December 31, 2009	December 31, 2008
		(in thousands)	(in thousands)
Tianjin Dazhan Industry Co., Ltd	Common control under CEO	$3,946	$3,946
Tianjin Hengying Trading Co., Ltd	Common control under CEO	3,404	3,404
Shaanxi Shenganda Trading Co., Ltd	Owned by noncontrolling shareholder of one subsidiary	4,401	-

Total		$11,751	$7,350

e.	Other payables due to related parties:

Name of related parties	Relationship	December 31, 2009	December 31, 2008
		(in thousands)	(in thousands)
Golden Glister	Chairman of General Steel Holdings, Inc. owns more than 5% in this company	$-	$600
Tianjin Hengying Trading Co, Ltd	Common control under CEO	2,415	-
Beijing Wendlar	Common control under CEO	704	-
Yangpu Capital Automobile	Common control under CEO	587	-
Baotou Shengda Steel Pipe	Common control under CEO	-	77
Total		$3,706	$677

f.	Customer deposits – related parties:

Name of related parties	Relationship	December 31, 2009	December 31, 2008
		(in thousands)	(in thousands)
Tianjin Dazhan Industry Co., Ltd	Common control under CEO	$1,544	$2,760
Tianjin Hengying Trading Co., Ltd	Common control under CEO	203	-
Haiyan	Longmen JV’s subsidiary (unconsolidated)	1,316	1,522
Beijing Daishang Trading Co., Ltd	Noncontrolling shareholder of one subsidiary of Longmen Joint Venture	728	-
Maoming Heng Da Materials	Common control under CEO	-	2,934

Total		$3,791	$7,216

The Company also guaranteed bank loans of related parties amounting to $93.6 million as of December 31, 2009.

Review, Approval or Ratification of Transactions with Related Parties

The Board of Directors of the Company, acting upon the recommendation of its Governance and Nominating Committee, has adopted the following policy with regard to Related Party Transactions, as defined below.

Policy

Related Party Transactions, which are limited to those described in this policy, shall be subject to the approval or ratification by the Governance and Nominating Committee and the Board of Directors of subsidiaries in accordance with this Policy.

Background

Our Code of Ethics and Business Conduct, which applies to all employees and directors, provides that all conflicts of interest should be avoided. Pursuant to Item 404 of Regulation S-K of the SEC, certain transactions between the issuer and certain related persons need to be disclosed in our filings with the SEC. In addition, under Section 144 of the Nevada General Corporation Law, certain transactions between the Company and our directors and officers may need to be approved by our Board of Directors or a duly authorized committee of the Board. Finally, SEC rules and New York Stock Exchange standards require our Board to assess whether relationships or transactions exist that may impair the independence of our outside directors. This Policy is intended to provide guidance and direction on Related Party Transactions.

Definition

A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the registrant’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.

“Related Party” means any of the following:

•	a director (which term when used herein includes any director nominee);

•	an executive officer;

•	a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock (a “5% stockholder”); and

•	or a person known by the Company to be an immediate family member of any of the foregoing.

“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

Identification of Potential Related Party Transactions

Related Party Transactions will be brought to management’s and the Board’s attention in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Office of the Secretary of any potential Related Party Transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential Related Party Transactions.

Any potential Related Party Transactions that are brought to our attention are analyzed by our Internal Control department, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a Related Party Transaction requiring compliance with this Policy.

Review and Approval of Related Party Transactions

At each of its meetings, the Governance and Nominating Committee and the Board of Directors of subsidiaries will be provided with the details of each new, existing or proposed Related Party Transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Governance and Nominating Committee and the Board of Directors of subsidiaries will consider, among other factors, the following to the extent relevant to the Related Party Transaction:

•	whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party;

•	whether there are business reasons for the Company to enter into the Related Party Transaction;

•	whether the Related Party Transaction would impair the independence of an outside director; and

•
whether the Related Party Transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Party, the direct or indirect nature of the director’s, executive officer’s or Related Party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Governance and Nominating Committee and the Board of Directors of subsidiaries deems relevant.

Any member of the Governance and Nominating Committee and the Board of Directors of subsidiaries who has an interest in the transaction under discussion will abstain from voting on the approval of the Related Party Transaction, but may, if so requested by the Chairperson of the Governance and Nominating Committee and the Board of Directors of subsidiaries, participate in some or all of the Governance and Nominating Committee and Board of subsidiaries’ discussions of the Related Party Transaction. Upon completion of its review of the transaction, the Governance and Nominating Committee and the Board of Directors of subsidiaries may determine to permit or to prohibit the Related Party Transaction.

A Related Party Transaction entered into without pre-approval of the Governance and Nominating Committee and the Board of Directors of subsidiaries shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Governance and Nominating Committee and the Board of Directors of subsidiaries as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this policy.

There were no transactions that were required to be reported under “Certain Relationships and Related Party Transactions—Transactions with Related Parties” where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Based solely on a review of copies of such forms received with respect to fiscal year 2009 and the written representations received from certain reporting persons that no other reports were required, we believe that all Section 16(a) filings were timely made by our directors, executive officers and persons who own more that 10% of our common stock Section 16(a) with the exception of one report filed by our Director Mr. James Hu and one report filed by our Director Chris Wang which were filed late.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Frazer Frost LLP was our independent registered public accounting firm for fiscal 2009 and has no direct or indirect financial interest in our Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories are as follows:

	2009	2008

Audit fees	$1,120,000	$1,006,400
Audit related fees	$-	$-
Tax fees	$30,000	$14,000
All other fees	$-	$-

Audit fees were for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by Frazer Frost LLP in connection with the statutory and regulatory filings. Tax fees involved the preparation of our consolidated tax returns.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND
PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairman, or any Audit Committee member in his absence, when services are required on an expedited basis, with such pre-approval disclosed to the full Audit Committee at its next scheduled meeting. None of the fees paid to the independent auditors under the categories “Audit-Related,” and “Tax Fees” described above were approved by the Audit Committee prior to services being rendered pursuant to the de minimis exception established by the SEC.

All of the audit, audit-related, tax and other services provided by Frazer Frost LLP in fiscal 2009 and related fees were approved in advance by our Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee discussed with Frazer Frost LLP, the Company’s independent registered public accounting firm (independent auditors), who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the independent registered public accounting firm under generally accepted auditing standards including Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission and other applicable regulations.  In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, which the Audit Committee received from the independent registered public accounting firm, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee discussed with the Company’s independent registered public accounting firm and the persons responsible for the internal audit function the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm and the persons responsible for the internal audit function, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.  During 2009, the Audit Committee held four meetings, including quarterly closing conferences with the independent registered public accounting firm and management during which financial results and related issues were reviewed and discussed prior to the release of quarterly results to the public.

The Audit Committee is governed by a charter which may be found on the Company’s website.  The members of the Audit Committee are considered to be “independent” because they satisfy the independence requirements of the New York Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors and the board has approved the inclusion of the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.  The Audit Committee has approved the appointment of Frazer Frost LLP as the Company’s independent registered public accounting firm for fiscal year 2010 and stockholders are being asked to ratify this appointment at the 2010 annual meeting.

Audit Committee:	James Hu, Chairman
John Wong, Member
Chris Wang, Member

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors proposes the following nominees for election as directors to hold office until the Annual Meeting of Stockholders to be held in 2010 or until their successors, if any, have been duly elected and qualified. Each is currently a director and has agreed to serve if elected.   Should any nominee become unavailable to accept nomination or election as a director, proxies will be voted for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

Information Concerning Nominees

The name, age, principal occupation for the last five years, selected biographical information and period of service as a director of General Steel of each nominee for election as a director are set forth below. All of the nominees are current directors of the Company.

Mr. Zuosheng Yu, age 45, Chairman of the Board of Directors.  Mr. Yu joined us in October 2004 and became Chairman of the Board at that time. He also serves as our Chief Executive Officer. Since February 2001, he has been President and Chairman of the Board of Directors of Beijing Wendlar Investment Management Group, Beijing, China. Since March 2001, he has been President and Chairman of the Board of Directors of Baotou Sheng Da Steel Pipe Limited, Inner Mongolia, China and Chairman of the Board of Directors of Sheng Da Steel and Iron Mill, Hebei province, China. Since April 2001, he has been President and Chairman of Sheng Da Industrial Park Real Estate Development Limited. Since December 2001, Mr. Yu has been President and Chairman of Beijing Shou Lun Real Estate Development Company, Beijing, China. Mr. Yu graduated in 1985 from Sciences and Engineering Institute, Tianjin, China. In July 1994, he received a Bachelor’s degree from Institute of Business Management for Officers. Mr. Yu received the title of “Senior Economist” from the Committee of Science and Technology of Tianjin City in 1994. In July 1997, he received an MBA degree from the Graduate School of Tianjin Party University. Since April 2003, Mr. Yu has held a position as a member of China’s APEC (Asia Pacific Economic Co-operation) Development Council.  Mr. Yu’s strong knowledge of, and experience in, the Chinese steel industry, as well as his extensive institutional knowledge of our Company make him well suited to contribute to our board.

Mr. John Chen, age 38, Director.  Mr. Chen joined us in May 2004 and was elected as a director in March 2005. He also serves as our Chief Financial Officer. Mr. Chen graduated from Norman Bethune University of Medical Science, Changchun city, Jilin province, China in September 1992. He received a B.S. degree in accounting from California State Polytechnic University, Pomona, California, U.S. in July 1997.  Mr. Chen’s accounting skills and experience make him well suited to contribute to our board.  He currently also serves on the board of directors of China Carbon Graphite Group, Inc. (OTCBB: CHGI).

Mr. Ross Warner, age 46, Director.  Mr. Warner was elected as a director in August 2005. From July 2003 to October 2006, he was the Chief of Operations at Our Chinese Daughters Foundation. Mr. Warner obtained an MBA from Thunderbird Graduate School in 1988.  Mr. Warner’s business acumen, cross-cultural and communication skills make him well suited to contribute to our board.

Mr. Danli Zhang, age 55, Director.  Mr. Zhang joined General Steel and became a director in August 2007. He is currently the General Manager of Shaanxi Longmen Iron and Steel Co., Ltd., which is a subsidiary of General Steel. For more than 30 years, Mr. Zhang has been working at Shaanxi Longmen Iron and Steel Group in various positions. Mr. Zhang received his Bachelor’s degree from the Xi’an University of Technology and Architecture in 1982.  Mr. Zhang’s strong knowledge of, and experience in, the Chinese steel industry in addition to his understanding of our business make him well suited to contribute to our board.

Mr. Qinghai Du, age 72, Independent Director.  Mr. Du was elected as a director in August 2007. Mr. Du is currently the General Engineer for Beijing Industrial Design and Research Institute. During the past 40 years, he has served as the Chief Engineer and Section Chief at both Baotou Design and Research Institute of Iron and Steel, and the Design Institute of Capital Iron and Steel. Mr. Du received his Bachelor’s degree in Iron and Steel Metallurgy from the Beijing University of Science and Technology, formerly known as Beijing University of Iron and Steel Technology, in 1963.   Mr. Du has considerable experience in and strong knowledge of the Chinese steel industry which makes him well suited to contribute to our board.

Mr. Zhongkui Cao, age 60, Independent Director.  Mr. Cao was elected as a director in April 2007. He is currently the Chief Economist at Baotou Steel. From January 1994 to December 1998,  Mr. Cao was President and Chairman of the Board at Baotou Metallurgy Machinery State-owned Asset Management Co.  Mr. Cao graduated from Baotou Institute of Iron and Steel in 1974.  Mr. Cao’s understanding and experience relating to the Chinese steel industry make him well suited to contribute to this board.

Mr. John Wong, age 43, Lead Independent Director.  Mr. Wong was elected as an independent director in August 2005. Since 2007, he has been a senior consultant at Vantage & Associates, where he was a managing partner from June 2003 to  January 2007. Mr. Wong graduated from Melbourne University in 1989. He obtained Independent Directorship Certificate in 2002.  Mr. Wong’s accounting, finance and consulting experience make him a valuable member of board.

Mr. Chris Wang, age 39, Independent Director.  Mr. Wang was elected as an independent director in November 2007. Since September 1, 2009, Mr. Wang has served as President or Fushi Copperweld, Inc., a NASDAQ listed company.  In addition, Mr. Wang has served as acting Chief Financial Officer of Fushi Copperweld since February 28, 2010 until a replacement can be found.  From December 13, 2005 until September 1, 2009, Mr. Wang was Chief Financial Officer at Fushi Copperweld, Inc., and has been a Director of Fushi Copperweld since September 1, 2009.  Mr. Wang received a degree in English from Beijing University of Science and Technology in 1994 and a MBA in Finance and Corporate Accounting from the University of Rochester in New York in 2002.  His strong knowledge of finance and extensive experience in public company operations make him well suited to contribute to our board.   In addition to his position as Director of Fushi Copperweld, Mr. Wang also currently serves on the boards of Shengtai Pharmaceutical (OTCBB: SGTI), China Integrated Energy (NASDAQ: CBEH), Orient Paper, Inc. (NYSEAmex: ONP), and Energroup Holdings (OTCBB: ENHD).

Mr. James Hu, age 37, Independent Director.  Mr. Hu was elected as an independent director in February 2009.  Since April 2006, Mr. Hu has worked at Standard Chartered Bank (China) Limited where he is currently Head of Credit Analysis and where he manages risk assessment on large Chinese SOEs and private companies.  Previously, Mr. Hu was a Senior Auditor with Deloitte Touche Tohmatsu in the United States before moving on to hold management positions at both U.S. and China-based firms, with significant experience in mergers and acquisitions analysis and Sarbanes-Oxley implementation. His education includes a Bachelor’s degree in Economics from the University of California at Berkeley and a Masters degree in Business Administration from the Darden Graduate School at the University of Virginia. He is a California licensed certified public accountant.  His auditing and consulting experience make him well suited to contribute to this board.  He also currently serves on the board of directors of Rodobo International, Inc. (OTCBB: RDBO).

Vote Required and Board of Directors Recommendation

Directors must be elected by a majority of all shares of Common Stock and Preferred Stock entitled to vote on this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR ALL NOMINEES” NAMED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

It is proposed that our stockholders ratify the appointment by the Audit Committee of Frazer Frost LLP, as our independent registered public accounting firm, for the year ending December 31, 2010.

Approval by the stockholders of the appointment of our independent registered public accounting firm is not required by law, any applicable stock exchange regulation or by our organizational documents, but the Audit Committee is submitting this matter to stockholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent registered public accounting firm.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

The affirmative vote of a majority of votes properly cast on this proposal shall constitute approval of the ratification of the appointment of Frazer Frost LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF FRAZER FROST LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL THREE

APPROVAL AND RATIFICATION OF AMENDMENT NO. 1 TO OUR 2008 EQUITY INCENTIVE PLAN

On April 26, 2010, the Board of Directors authorized, subject to stockholder approval, an amendment to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) for the sole purpose of increasing the number of shares of our common stock reserved for issuance thereunder from 1,000,000 shares to 2,000,000 shares (the “2008 Plan Amendment”). The Company believes that the 2008 Plan Amendment should prove helpful in attracting, retaining, and motivating valued employees. It is proposed that our stockholders approve and ratify the 2008 Plan Amendment.

The 2008 Plan was approved by the Board of Directors on June 19, 2008 and by our stockholders on July 25, 2008.  We initially reserved a total of 1,000,000 shares of Common Stock for issuance under our 2008 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. Our 2008 Plan is intended to encourage ownership of Common Stock by selected employees, directors and consultants of the Company and our subsidiaries and affiliates and to provide an additional incentive to such employees, directors and consultants to promote our success.

The 2008 Plan is and will continue to be administered by our Compensation Committee.   Through April 26, 2010, 841,550 awards, net of cancellations, have been made pursuant to the 2008 Plan, all of which were grants of our common stock.

This proposal is also being submitted to stockholders for approval to ensure qualification of our 2008 Plan, as amended, under New York Stock Exchange rules and to allow us to grant incentive stock options under the plan.  In addition, if the 2008 Plan Amendment is approved by our stockholders and the other conditions of Internal Revenue Code Section 162(m) relating to performance-based compensation are satisfied, compensation paid to covered employees pursuant to the 2008 Plan will be deductible under Section 162(m).

The characteristics of the 2008 Plan are discussed below, and a copy of the 2008 Plan, and the 2008 Plan Amendment are attached hereto as Appendices A and B, respectively.

Description of Principal Features of our 2008 Plan

We may generally grant five types of awards under our 2008 Plan: restricted stock, stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), phantom stock, stock bonus awards and other awards (including stock appreciation rights). In addition, the Compensation Committee may, in its discretion, make other awards valued in whole or in part by reference to, or otherwise based on, our common stock.

We initially reserved a total of 1,000,000 shares of Common Stock for issuance under our 2008 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. Officers, including our named executive officers, employees, directors and consultants are eligible to receive awards under the 2008 Plan, in the discretion of the Compensation Committee. To date, 841,550 awards all in the form of stock grants have been granted under our 2008 Plan. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award agreement, except that awards of restricted stock, phantom stock, stock bonuses and Other Awards (as defined below) other than stock appreciation rights granted in connection with stock options must vest over the minimum periods, if any, required by the 2008 Plan, as described below. The Compensation Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award, provided that the Compensation Committee determines that such acceleration is necessary or desirable in light of extraordinary circumstances. Awards also accelerate automatically under the 2008 Plan upon the occurrence of certain events, as described below under “Other Features of the 2008 Plan.” Because awards under the 2008 Plan are discretionary, it is not possible to determine the size of future awards.

Restricted Stock. The Compensation Committee may grant restricted shares of our Common Stock to such persons, in such amounts, at such price, if any, and subject to such terms and conditions as the Compensation Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Compensation Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Compensation Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions.  If a participant’s employment is terminated “For Cause” (as defined in the 2008 Plan), then the participant will immediately forfeit all shares not vested as of the date of termination.

Stock Options. Options entitle the holder to purchase shares of Common Stock during a specified period at a purchase price specified by the Compensation Committee.  Such price shall not be less than 100% of the fair market value of the shares as determined on the date the option is granted. Each option granted under the 2008 Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Compensation Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price of the shares purchased. The 2008 Plan provides that the Compensation Committee may stipulate in the applicable agreement that the option may be subject to cancellation by the Company.  If a participant’s employment is terminated “For Cause”, then the participant will immediately lose the right to exercise any unexercised options.

Phantom Stock.  A phantom stock award is an award of the right to receive upon the vesting date of the award an amount of cash, Common Stock or other property based upon an increase in the value of the shares during the term of the award. Phantom stock awards will be subject to a minimum one year vesting period. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested phantom stock awards.

Stock Bonus Awards. A stock bonus award is an award of Common Stock made at the discretion of the Committee. Stock bonus awards will only be granted in lieu of salary or cash bonus otherwise payable to a participant. Otherwise, stock bonus awards will be made upon such terms and conditions (if any) as the Committee may determine. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested stock.

Other Awards (including Stock Appreciation Rights). Other forms of awards (including any stock appreciation rights, referred to as “Other Awards”) valued in whole or in part by reference to, or otherwise based on, shares may be granted either alone or in addition to other awards under the 2008 Plan. Subject to the provisions of the 2008 Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards, except that Other Awards (other than stock appreciation rights granted in connection with stock options) will be subject to a minimum one year vesting period. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. If a participant’s employment is terminated “For Cause,” then the participant will immediately lose the right to exercise any unexercised stock appreciation rights or Other Awards.

Other Features of the 2008 Plan

The 2008 Plan may be amended by our Board of Directors, subject to stockholder approval where necessary to satisfy applicable laws or regulatory requirements and for amendments which increase the number of shares available under the 2008 Plan, materially change the class of persons eligible under the 2008 Plan, would have the effect of materially increasing the benefits accruing to participants under the 2008 Plan or materially alter the vesting provisions for awards of restricted stock. No award outstanding under our 2008 Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price without the approval of our stockholders

The 2008 Plan provides that a participant who terminates employment other than for cause, death, disability or retirement shall generally have three months to exercise the vested portion of his or her award except for NQSOs for which such exercise period shall be six months. If a participant dies or his or her employment ceases due to total and permanent disability (as determined by the Compensation Committee), the award shall become fully exercisable and the participant or his or her representative may generally exercise the award within one year of the participant’s cessation.

The 2008 Plan provides that upon a participant’s retirement (as defined in the 2008 Plan), awards granted to such participant under the 2008 Plan accelerate and become fully vested for 50% of the number of shares covered by the unvested awards and for an additional 10% for every full year of employment beyond ten years. Upon retirement, awards may generally be exercised within one year of retirement to the extent vested upon retirement.

Awards granted under the 2008 Plan are non-transferable, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted by the Compensation Committee.

Awards granted under the 2008 Plan terminate upon our dissolution or liquidation (other than in connection with a merger, consolidation or reorganization). The participant may exercise, immediately prior to the dissolution or liquidation, the award to the extent then exercisable on the date immediately prior to such dissolution or liquidation.

The 2008 Plan provides that if awards are assumed or replaced in a non-hostile change of control and a designated employee (including all of our executive officers) is either terminated other than “For Cause” or leaves for good reason at any time within two years following a non-hostile change of control, his or her awards, as assumed or replaced, will accelerate and become fully vested or exercisable, as the case may be. Options and stock appreciation rights held by the designated employee are then exercisable until the earlier of one year following the designated employee’s termination date and the expiration date of the option or stock appreciation right, as the case may be. The 2008 Plan also provides that if we elect to terminate the 2008 Plan or cash out stock options or stock appreciation rights prior to a non-hostile change of control, then each affected award of executive officers as well as all other employees will accelerate and become fully exercisable immediately prior to the change of control. In the event of a hostile change of control, the 2008 Plan provides that awards to executive officers as well as all other employees, directors and consultants will accelerate and become fully exercisable immediately prior to the change of control.

Certain Federal Income Tax Consequences

Set forth below is a discussion of certain United States federal income tax consequences with respect to awards that may be granted pursuant to the 2008 Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2008 Plan.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. Shares are issued to participants upon the exercise of options (“Option Shares”). If Option Shares are issued to a participant pursuant to the exercise of an ISO and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a “disqualifying disposition”), then, generally (i) the participant will not realize ordinary income with respect to the option and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain. The amount by which the fair market value of the shares on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s “alternative minimum taxable income.”

If Option Shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares) over the exercise price paid for the Option Shares.

Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NQSO as discussed below.

Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Option Shares at the time of exercise over the exercise price paid for the Option Shares.

In the event of a subsequent sale of Option Shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the participant’s basis in such Option Shares. The participant’s basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

Restricted Stock. A participant will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to us. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, we generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares.

Other Types of Awards. The grant of a stock appreciation right will not result in income for the grantee or in a tax deduction for us. Upon the settlement of such a right or the payment of a stock bonus award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction in the same amount.

Post Amendment 2008 Plan Benefits

The number of securities to be issued during the Company’s fiscal year ending December 31, 2010 under the 2008 Plan after giving effect to the 2008 Plan Amendment cannot presently be determined.  426,650 shares were issued under the 2008 Plan during the fiscal year ended December 31, 2009.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

The affirmative vote of a majority of votes cast at the Annual Meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal.  Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION
OF THE 2008 PLAN AMENDMENT.

STOCKHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the Annual Meeting of Stockholders in 2011 must be received by December 31, 2010 in order to be considered for inclusion in our Proxy Statement and form of proxy to that meeting.   In order for a shareholder to present a proposal at the 2011 Annual Meeting, although not included in the proxy statement and form of proxy, notice of such proposal must be received by the Company on or before March 16, 2011. All shareholder proposals or notices of an intention to make a proposal, should be marked for the attention of the Office of the Corporate Secretary at our address set forth on the first page of this Proxy Statement.

APPENDIX A – 2008 EQUITY INCENTIVE PLAN

GENERAL STEEL HOLDINGS, INC.

2008 EQUITY INCENTIVE PLAN

1.	Purpose; Establishment

The General Steel Holdings, Inc. 2008 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of shares of the Company’s Common Stock by selected Employees, Directors, and Consultants of the Company and its Affiliates and to provide an additional incentive to those Employees, Directors, and Consultants to promote the success of the Company and its Affiliates. The Plan has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of July 25, 2008.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b) “Agreement” shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

(c) “Award” shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus, Stock Appreciation Right or Other Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean, at the discretion of the Board of Directors, the full Board of Directors or the Compensation Committee of the Board of Directors.

(g) “Company” shall mean General Steel Holdings, Inc., a Nevada corporation.

(h) “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(i) “Consultant” shall mean any individual or entity who is performing advisory or other consulting services for the Company.

(j) A “Corporate Change in Control” shall be deemed to have occurred:

(i) upon the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act and Treas. Reg. §1.409A-3(i)(5)) (“Treasury Regulation”) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act and the Treasury Regulation (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or

(ii) at such time as individuals who as of January 1, 2008 constitute the Board of Directors (the “Incumbent Board”) cease during any 12-month period for any reason to constitute a majority of the Board of Directors, provided that any person becoming a director subsequent to January 1, 2008 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (unless such individual is an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act and the Treasury Regulation); or

 (iii) the occurrence of any other event which is considered a Corporate Change in Control under the Treasury Regulation.

(k) “Corporate Transaction” shall mean the following unless and until the transaction becomes a Corporate Change in Control:

(i) a reorganization, recapitalization, merger or consolidation unless more than fifty percent (50%) of the Company’s outstanding voting stock or the voting stock of the corporation resulting from the transaction (or the parent of such corporation) is held subsequent to the transaction by the persons who held the stock of the Company immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a successor in interest to the business of the Company.

(l) “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(m) “Designated Employee” shall mean an Employee designated by the Committee, in its sole discretion, as a “Designated Employee” for purposes of the Plan at any time prior to the effective date of a Corporate Transaction.

(n) “Director” shall mean a member of the Board of Directors.

(o) “Effective Date” shall mean July 25, 2008.

(p) “Employee” shall mean an individual employed by the Company or an Affiliate as a common law employee (determined under the regular personnel policies, practices and classifications of the Company or the Affiliate, as applicable). An individual is not considered an Employee for purposes of the Plan if the individual is classified as a consultant or contractor under the Company or an Affiliate’s regular personnel classifications and practices, or if the individual is a party to an agreement to provide services to the Company or an Affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax, coverage requirements under Section 410(b) of the Code, nondiscrimination requirements under Section 401(a)(4) of the Code or other legal purposes.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the NYSE Arca) on which such shares are traded on the date of grant, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the date of grant. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors or the Committee in accordance with the Treasury Regulation. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an incentive stock option.

(t) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(u) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

(v) “Other Award” shall mean an award granted pursuant to Section 11.

 (w) “Participant” shall mean an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan.

(x) “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive in cash, shares or other property an amount, the value of which is related to the Fair Market Value of a share of Common Stock.

(y) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 and which is subject to restrictions as set forth in Section 8(d).

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(aa) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(bb) “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise), over (i) if the Stock Appreciation Right is not related to an Option, the purchase price of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the purchase price of a share of Common Stock specified in the related Option, and pursuant to such further terms and conditions as are provided under Section 11.

(cc) “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

(dd) Treasury Regulation” shall mean the regulations under 26 U.S.C. §1.409A and any section or subsection thereof specified herein.

(ee) “Vesting Date” shall mean the date established by the Committee on which an Award shall vest.

3.	Stock Subject to the Plan

(a) Shares Available for Awards.    The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Adjustment for Change in Capitalization.    In the event that any dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, unless otherwise determined by the Committee in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any outstanding Award, and (4) the maximum number of shares subject to Awards which may be awarded to any Participant during any tax year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

(c) Adjustment for Change or Exchange of Shares for Other Consideration.    In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event (“Transaction”), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each outstanding Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each outstanding Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the outstanding Award would have been changed or exchanged had they been held by a shareholder of the Company.

 (d) Reuse of Shares.    The following shares of Common Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; (2) any shares of Restricted Stock forfeited and (3) any previously owned or withheld shares of Common Stock obtained by the Participant pursuant to an Award and received by the Company in exchange for Option shares upon a Participant’s exercise of an Option, as permitted under Section 7(c)(ii).

4.	Administration of the Plan

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also (a) accelerate the date on which any Award granted under the Plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances and does not trigger the application of §409A of the Internal Revenue Code of 1986, as amended (“Code”). Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a Transaction or other change in the Company’s capitalization) without the approval of the Company’s stockholders.

5.	Eligibility

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such Employees (including officers of the Company, whether or not they are members of the Board of Directors), Directors and Consultants as the Committee shall select from time to time. The grant of an Award hereunder in any year to any Employee, Director or Consultant shall not entitle such person to a grant of an Award in any future year.

6.	Awards Under the Plan; Agreements

The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses, Stock Appreciation Rights and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.	Options

 (a) Identification of Options.    Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Each Option shall state the number of shares of the Common Stock to which it pertains. Incentive Stock Options may only be granted to Employees.

(b) Exercise Price.    Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. Subject to Section 7(d) (if applicable), the option exercise price per share shall be determined by the Committee at the time of grant and shall be in an amount at least equal to the Fair Market Value on the date of grant.

(c) Term and Exercise of Options.

(i) Each Option shall become exercisable at the pre-determined time or times determined by the Committee or upon the achievement of the performance objectives determined by the Committee, in each case as set forth in the applicable Agreement. Subject to Section 7(d) (if applicable), the expiration date of each Option shall be ten (10) years from the date of the grant thereof, or at such earlier or later time as the Committee shall expressly state in the applicable Agreement.

(ii) An Option shall be exercised by delivering written notice of exercise to the Company on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and which exercise method shall be used, as determined by the Committee in its sole discretion, and the Committee may approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Common Stock already owned by the Participant on the date of surrender to the extent the shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant, (iii) by check or payroll deduction or (iv) any combination of the foregoing.

(iii) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(iv) An Agreement may stipulate that an Option which becomes exercisable shall be subject to cancellation. In such event, the Committee shall determine the date or dates, or event or events, upon which such cancellation shall become effective, as the case may be, and those provisions shall be set forth in the applicable Agreement.

(d) Limitations on Incentive Stock Options.

(i) The exercise price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Common Stock as determined on the date of grant.

(ii) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(e) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

8.	Restricted Stock

(a) Price.    At the time of the grant of shares of Restricted Stock that do not represent deferred compensation, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b) Vesting Date.    At the time of the grant of shares of Restricted Stock, the Committee may establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c) Conditions to Vesting.    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d) Restrictions on Transfer Prior to Vesting.    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(e) Dividends on Restricted Stock.    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f) Issuance of Certificates.    Following the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to the General Steel Holdings, Inc. 2008 Equity Incentive Plan.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(g) Consequences of Vesting.    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h) Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e) or as set forth in the applicable Agreement, upon the termination of a Participant’s employment or service, for any reason other than For Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company together with any dividends paid on such shares; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment or service, notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

 (i) In the event of the termination of a Participant’s employment or service For Cause, any and all shares which have not vested shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

(j) Special Provisions Regarding Awards.  Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees, Consultants or Directors may be based on the attainment of performance goals pre-established by the Committee. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9.	Phantom Stock

(a) General.    Grants of units of Phantom Stock may be granted by the Committee in its discretion, provided that any such Award shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award.

(b) Vesting Date.    At the time of the grant of units of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such units (subject to the provisions of Section 9(a) hereof). The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such unit shall vest.

(c) Benefit Upon Vesting.    Upon the vesting of a unit of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such unit vests, an amount, in cash and/or shares of Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the unit of Phantom Stock was granted and terminating on the date on which such unit vests.

(d) Conditions to Vesting.    At the time of the grant of units of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(e) Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e)  or as otherwise provided in the applicable Agreement, units of Phantom Stock that have not vested, together with any dividends credited on such units, shall be forfeited upon the Participant’s termination of employment or service, for any reason.

(f) Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees, Consultants or Directors may be based on the attainment of performance criteria as described in Section 8(j), in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award shall be paid to a Covered Employee, Consultant or Director, until the attainment of the respective performance measures have been certified by the Committee.

10.	Stock Bonuses

Stock Bonus Awards may be granted by the Committee in its discretion, provided that any such Award shall be granted only in lieu of salary or cash bonuses payable to the Participant and shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable. Each Stock Bonus Award granted hereunder shall be payable within the earlier of (i) two and one half months after the end of the fiscal year of the Company it is granted, or (ii) the date the related salary or cash bonus was otherwise to be paid.

11.	Other Awards; Stock Appreciation Rights

(a) Other forms of Awards (including any Stock Appreciation Rights, hereinafter “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Other Awards may be granted by the Committee in its discretion, provided that any such Other Award shall (except as otherwise provided in Section 12, 13 or 14 hereof or with respect to Stock Appreciation Rights granted in connection with an Option) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. Subject to the provisions of the Plan (including those set forth in the preceding sentence), the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

(b) A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

(c) A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive cash payment of any amount computed pursuant to Section 11(f). Such Option will, to the extent surrendered, then cease to be exercisable.

(d) In the case of Stock Appreciation Rights granted in relation to Options, if the Appreciation Right covers as many shares as the related Option, the exercise of a related Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Option, when a portion of the related Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Option.

(e) Subject to Section 11(k) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(f) Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) The number of shares as to which such Stock Appreciation Rights will have been exercised.

Notwithstanding anything herein to the contrary, payment of any Stock Appreciation Rights shall comply with §409A of the Internal Revenue Code of 1986, as amended.

(g) A Stock Appreciation Right granted without relationship to an Option will be payable at such times as are specified in the Plan or any separate Agreement with the Participant, but in no event after ten years from the date of grant.

(h) A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Rights will have been exercised.

 (i) Notwithstanding subsections (f) and (h) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant’s Stock Appreciation Right granted hereunder.

(j) Payment of the amount determined under subsections (f) and (h) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that full payment will be made in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(k) The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right, to prevent the application of tax Code §409A or as it may otherwise deem advisable.

12.	Termination of Employment or Service

(a) A Participant who ceases (for any reason other than death, total and permanent disability, Retirement or termination of employment For Cause) to be an Employee, Consultant or Director of the Company or of an Affiliate may exercise any Option, Stock Appreciation Right or Other Award to the extent that such Award has vested on the date of such termination. Except for Nonqualified Stock Options which shall be exercisable only within six (6) months after such date of termination, and except as set forth in the next sentence or as otherwise set forth in the Plan, such Option, Stock Appreciation Right or Other Award shall be exercisable only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Award, unless the Committee shall set forth a different period in the applicable Agreement. For purposes of the Plan, employment or service shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate. If any Option, Stock Appreciation Right or Other Award is not exercised following the Participant’s termination within the time specified, the Award shall terminate and the shares covered by such Option, Stock Appreciation Right or Other Award shall revert to the Plan.

(b) A Participant whose employment or service with the Company or an Affiliate is terminated For Cause shall forthwith immediately upon notice of such termination cease to have any right to exercise any Award, and the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, termination “For Cause” shall be deemed to include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by a Participant of any provision of any employment, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or an Affiliate. The determination of the Committee as to the existence of circumstances warranting a termination For Cause shall be conclusive. Any definition in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of For Cause and which is in effect at the time of such termination, shall supersede the definition in the Plan with respect to the Participant.

(c) If a Participant ceases to be an Employee, Consultant or Director of the Company or of an Affiliate by reason of total and permanent disability, as determined by the Committee, any Award held by him or her on the date of disability shall be fully exercisable as of the date of such cessation. A disabled Participant may exercise such Award only within a period of one (1) year after the date of such cessation or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s total and permanent disability within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, a Participant shall be deemed to have a total and permanent disability if such Participant is entitled to receive benefits under the applicable long-term disability program of the Company, or, if no such program is in effect with respect to such Participant, if the Participant has become totally and permanently disabled within the meaning of Section  409A(a)(2)(c) of the Code.

(d) If a Participant dies while the Participant is an Employee, Consultant or Director of the Company or of an Affiliate, any Award held by him at the date of death shall be fully exercisable as of the date of the Participant’s death. A deceased Participant’s legal representatives or one who acquires the Award by will or by the laws of descent and distribution may exercise such Award only within a period of one (1) year after the date of death or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the award. If any Award is not exercised following the Participant’s death within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan.

 (e) Unless otherwise set forth in the applicable Agreement and to be applicable only to Participants who are Employees, immediately upon a Participant’s Retirement, such individual’s then unvested Awards, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Awards and for an additional ten percent (10%) of the number of shares covered by such unvested Awards for every full year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining amount of the unvested Award.

Except as set forth in the following paragraph, upon Retirement of a Participant, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding Awards to the extent vested only within a period of one (1) year after the date of Retirement or within such different period as may be determined by the Committee and set forth in the applicable Agreement or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s Retirement within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of this second paragraph of Section 12(e), the term “Retirement” as to any Employee of the Company or any of its Affiliates shall mean such person’s leaving the employment of the Company and its Affiliates after reaching age 55 with ten (10) years of service with the Company or its Affiliates, but not including pursuant to any termination For Cause or pursuant to any termination for insufficient performance, as determined by the Company.

Upon Retirement of a Participant who is required to file statements with respect to securities of the Company pursuant to Section 16 of the Securities Exchange Act of 1934, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding options held by such Participant, to the extent vested as of the retirement date, that are Nonqualified Stock Options for a period equal to the shorter of (x) the remaining term of the applicable option on the retirement date; or (y) three (3) years from the retirement date. If any such option is not exercised following the Participant’s Retirement within the time specified, such Nonqualified Stock Option shall terminate and the shares covered by such Nonqualified Stock Option shall revert to the Plan. For purposes of this third paragraph of Section 12(e), the term “Retirement” shall mean such termination of his or her service or employment with the Company and its affiliates after reaching age 55 and having either (i) ten (10) years of total service with the Company or its affiliates or (ii) reached any age limit over the age of 55 that has been established by the Board of Directors of the Company as the required age for retirement, but not including pursuant to any termination For Cause, as determined by the Company.

(f) Leave of Absence.    A Participant to whom an Award has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on a permitted leave of absence for any purpose, shall not, during the period of any such absence, be deemed by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate except as the Committee may otherwise expressly provide in the applicable Agreement.

13.	Effect of Corporate Transaction

(a) Options.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option under the Plan either (i) make appropriate provisions for the Options to be assumed by the successor corporation or its parent or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or its parent; or (ii) upon written notice to the Participants provide that all Options must be exercised and the Plan will terminate (all Options having been made fully exercisable as set forth below in this Section 13(f); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options (all Options having been made fully exercisable as set forth below in this Section 13) over the aggregate Option price thereof. Each outstanding Option under the Plan which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same.

 (b) Other Awards.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Award (other than an Option) under the Plan either (i) make appropriate provisions for the Awards to be assumed by the successor corporation or its parent or be replaced with comparable Awards with respect to the successor corporation or its parent; (ii) provide that such Awards shall be fully vested and exercisable, as applicable, prior to such Corporate Transaction and, to the extent that such Awards (other than awards of Restricted Stock) are not exercised prior to such Corporate Transaction, shall terminate upon the consummation of the Corporate Transaction or (iii) terminate all such Awards in exchange for a cash payment equal to the then aggregate Fair Market Value of the shares subject to such Award (all Awards having been made fully exercisable as set forth below in this Section 13), less any applicable exercise price.

(c) Involuntary Employment Action.    If at any time within two (2) years of the effective date of a Corporate Transaction there is an Involuntary Employment Action with respect to any Designated Employee, each then outstanding Award assumed or replaced under this Section and held by such Designated Employee (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Employment Action, automatically accelerate so that each such Award shall immediately become fully vested or exercisable, as applicable. Upon the occurrence of an Involuntary Employment Action with respect to a Designated Employee, any outstanding Options or Stock Appreciation Right held by such Designated Employee (and his or her permitted transferees) shall be exercisable within one (1) year of the Involuntary Employment Action or, if earlier, within the originally prescribed term of the Option or Stock Appreciation Right. An “Involuntary Employment Action” as to an Designated Employee shall mean the involuntary termination of the Designated Employee’s employment with the Company or an Affiliate other than For Cause, or the termination by the Designated Employee of his employment with the Company and its Affiliates upon the occurrence, without the Participant’s express written consent, of any of the following circumstances unless such circumstances are corrected (provided such circumstances are capable of correction): (i) any adverse and material alteration and diminution in the Participant’s position, title or responsibilities (other than a mere change in title or reporting relationship) as they existed immediately prior to the Corporate Transaction or as the same may be increased from time to time thereafter, (ii) a reduction of the Participant’s annual base salary or targeted bonus opportunity, in each case as in effect on the date prior to the Corporate Transaction or as the same may be increased from time to time thereafter, or (iii) relocation of the offices at which the Participant is employed which increases the Participant’s daily commute by more than 100 miles on a round trip basis.

(d) Determination of Comparability.    The determination of comparability under this Section shall be made by the Committee and its determination shall be final, binding and conclusive.

(e) Other Adjustments.    The class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted by the Committee to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

(f) Termination of the Plan.    In the event the Company terminates the Plan or elects to cash out Options or Stock Appreciation Rights in accordance with clauses (ii) and (iii) of paragraph (a) or (b) of this Section 13, then the exercisability of each affected Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Transaction, become fully vested and may be exercised prior to such Corporate Transaction for all or any portion of such Award. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence.

14.	Acceleration Upon Corporate Change in Control

In the event of a Corporate Change in Control then the exercisability or vesting of each Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Change in Control, become fully vested or exercisable for the full number of shares of the Common Stock purchasable under an Option to the extent not previously exercised and may be exercised for all or any portion of such shares within the originally prescribed term of the Option.

15.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(b), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.	No Employment Rights; No Right to Award

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.	Securities Matters

(a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.	Withholding Taxes

Whenever cash is to be paid pursuant to an Award, the Company or Affiliate by which the Participant is employed shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company or Affiliate by which the Participant is employed in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

19.	Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

20.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

With respect to an Incentive Stock Option, the Participant holding such Option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition. Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21.	Amendment or Termination of the Plan

No amendment to the Plan which (i) increases the number of shares of Common Stock issuable under the Plan (ii) materially changes the class of persons eligible to participate in the Plan, (iii) would have the effect of materially increasing the benefits accruing under the Plan to Participants or (iv) materially alters the provisions of the second paragraph of Section 4 shall be effective without approval by the stockholders of the Company. Except as set forth in the preceding sentence, the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall also be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award. Notwithstanding anything herein to the contrary, any amendment shall be invalid if it triggers taxation under §409A or otherwise violates sections of the Internal Revenue Code of 1986, as amended, under which the Plan otherwise intends to comply, including, but not limited to §83, §421 and §422.

22.	Transferability

Awards granted under the Plan shall not be transferable by a participant other than (i) by will or by the laws of descent and distribution, or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Award shall be exercisable, during a Participant’s lifetime, only by the Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Award, shall be null and void. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

23.	Dissolution or Liquidation of the Company

    Upon the dissolution or liquidation of the Company other than in connection with transactions to which Section 13 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of a Participant or one who acquired an Award by will or by the laws of descent and distribution have not otherwise terminated and expired, the Participant or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right to exercise such Award has accrued as of the date immediately prior to such dissolution or liquidation. Awards of Restricted Stock that have not vested as of the date of such dissolution or liquidation shall be forfeited as of the date of such dissolution or liquidation.

24.	Effective Date and Term of Plan

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless extended or earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. No extension of the Plan shall operate to permit the grant of Incentive Stock options following the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

25.	Applicable Law

The Plan shall be construed and enforced in accordance with the law of the State of Nevada, without reference to its principles of conflicts of law, except to the extent that federal law supersedes such state law.

26.	Participant Rights

 No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

27.	Unfunded Status of Awards

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

28.	No Fractional Shares

 No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

29.	Beneficiary

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

30.	Interpretation

The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

31.	Severability

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

32.	Miscellaneous

The foregoing General Steel Holdings, Inc. 2008 Equity Incentive Plan was duly adopted by the Board of Directors of the Company on the 19th  day of June, 2008 and approved by the stockholders on July 25, 2008.

APPENDIX B

GENERAL STEEL HOLDINGS, INC.

AMENDMENT NO. 1 TO 2008 EQUITY INCENTIVE PLAN

This General Steel Holdings, Inc. (the “Company”) Amendment No. 1 to 2008 Equity Incentive Plan (the “2008 Plan Amendment”) is intended to increase the amount of available shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) that may be granted to selected Employees, Directors, and Consultants of the Company and its Affiliates which are intended to provide an additional incentive to promote the success of the Company and its Affiliates. This 2008 Plan Amendment has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of _______ __, 2010.

RECITALS

WHEREAS, the 2008 Equity Incentive Plan (the “2008 Plan”) was approved by the Board of Directors and the stockholders of the Company and was made effective as of July 25, 2008; and

WHEREAS, the Board of Directors of the Company has decided it is in the best interest of the Company to increase the number of available shares of the Company’s Common Stock that may be granted under the 2008 Plan from 1,000,000 to 2,000,000.

TERMS AND CONDITIONS

NOW, THEREFORE, the 2008 Plan is hereby amended as follows.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2008 Plan.

1.           Section 3(a) of the 2008 Plan is hereby amended by deleting “1,000,000” and replacing it with “2,000,000”.

2.           The term “the Plan” as used in the 2008 Plan shall mean the 2008 Plan as amended by this 2008 Plan Amendment.

3.           Except as otherwise provided herein, the 2008 Plan shall continue in full force and effect.

Proxy Solicited on Behalf of the Board of Directors of
General Steel Holdings, Inc.
for the Annual Meeting of Stockholders
to be held at 10:00 a.m. on June 21, 2010

The stockholder of General Steel Holdings, Inc. by signing this card hereby appoints Zuosheng Yu and John Chen proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of General Steel Holdings, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held on June 21, 2010, at 10:00 a.m., Beijing time, at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020, and any adjournments thereof.

This Proxy, when properly executed, will be voted by the proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the proxies will vote “FOR ALL NOMINEES” listed in Proposal 1 and “FOR” Proposal 2 and Proposal 3.

1.	To elect the nine members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2011 and until their successors are elected and qualified.

Directors: Zuosheng Yu, John Chen, Danli Zhang, Ross Warner, John Wong, Qinghai Du, Zhongkui Cao, Chris Wang, James Hu

FOR ALL NOMINEES ☐  AGAINST ALL NOMINEES ☐  ABSTAIN ☐

To vote against an individual director please write the name on the line.

2.	To ratify the appointment of Frazer Frost LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.	To approve and ratify the amendment to our 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 to 2,000,000 shares.

FOR ☐  AGAINST ☐  ABSTAIN ☐

4.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope, which requires no postage if mailed in the United States.
(continued on other side)

Reverse side

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” listed in PROPOSAL 1. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED:

(Print Full Name of Stockholder)

(Signature of Stockholder)

(Signature if held jointly)

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.